BANK OF AMERICA, N.A. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED One Bryant Park New York, NY 10036	DEUTSCHE BANK TRUST COMPANY AMERICAS DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH DEUTSCHE BANK SECURITIES INC. 60 Wall Street New York, NY 10005	JPMORGAN CHASE BANK, N.A. J.P. MORGAN SECURITIES LLC 383 Madison Avenue New York, NY 10179

July 27, 2012
BOYD GAMING CORPORATION
3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
Attention: Josh Hirsberg,
Senior Vice President, Chief Financial Officer and Treasurer
CREDIT SUISSE SECURITIES (USA) LLC
CREDIT SUISSE AG
Eleven Madison Avenue
New York, NY 10010
Project Florida
Ladies and Gentlemen:
Reference is made to that certain Commitment Letter, dated May 16, 2012 (the “Commitment Letter”), among Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (or its designated affiliate, “Merrill Lynch” and, together with Bank of America, “BofAML”), Deutsche Bank Trust Company Americas (“DBTCA”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank Securities Inc. (“DBSI” and together with DBTCA and DBCI, collectively, “DB”), JPMorgan Chase Bank, N.A. (“JPMCB”) and J.P. Morgan Securities LLC (“JPMS” and, together with JPMCB, “JPM” and, together with BofAML and DB, the “Commitment Parties”) and Boyd Gaming Corporation (“you” or “Boyd”) regarding the Transaction (as defined in the Commitment Letter) described therein. Reference is also made to that certain Fee Letter, dated May 16, 2012 (the “Fee Letter”) among the Commitment Parties and Boyd. Capitalized terms used in this letter agreement but not defined herein are used with the meanings assigned to them in the Commitment Letter.
1.    Additional Commitment Parties.
(a)     The Commitment Parties and you agree that, pursuant to Section 1 of the Commitment Letter and notwithstanding anything to the contrary contained therein, (i) you hereby appoint Credit Suisse Securities (USA) LLC (“CS Securities”) as a co-manager for the loans under the Target Senior Credit Facilities, and CS Securities hereby accepts such appointment, and (ii) Credit Suisse AG (“CS” and together with CS Securities, “Credit Suisse”) agrees to provide 3.30% of the principal amount of the Target Senior Term Loan Facility.  Upon the effectiveness of this letter agreement, (i) the commitments of each of Bank of America, JPMCB and DBTCA with regard to the Target Senior Term Loan Facility will be reduced by 1.20%, 1.20% and 0.90%, respectively, (ii) each of CS Securities and CS shall constitute a “Commitment Party” and (iii) CS shall constitute an “Initial Target Senior Lender”, in each case under the Commitment Letter and the Fee Letter. For the avoidance of doubt, this letter agreement shall not constitute a commitment by CS to provide any portion of the Target Revolving Credit Facility.
(b)    The Commitment Parties and you agree that (i) you hereby appoint CS Securities as a co-manager for the loans under the Target Bridge Facility, and CS Securities hereby accepts such appointment, and (ii) CS agrees to provide 3.30% of the principal amount of the Target Bridge Facility.  Upon the effectiveness of this letter agreement, (i) the commitments of each of Bank of America, JPMCB, DBCI will be reduced by 1.20%, 1.20% and 0.90%, respectively, and (ii) CS shall constitute an “Initial Target Bridge Lender”, in each case under the Commitment Letter and the Fee Letter. The commitments with respect to the Facilities are set forth on Schedule A.
2.    Conditions Precedent.
You agree that the funding of the Target Credit Facilities and any Target Bridge Facility shall be subject to the conditions set forth in the Commitment Letter (including the consummation of the Acquisition).
3.    Miscellaneous.
This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. This letter agreement is deemed incorporated into, and governed by all of the terms of the Commitment Letter including, without limitation, the confidentiality provisions included in the Commitment Letter. Except as expressly modified above, the provisions of the Commitment Letter, as modified by this letter agreement, shall remain in full force and effect. Each reference in the Commitment Letter to the Commitment Letter shall mean and be a reference to the Commitment Letter as modified hereby. Each reference in the Commitment Letter and the Fee Letter to the Fee Letter shall mean and be a reference to the Fee Letter as modified hereby. This letter agreement may be executed in two or more counterparts, each of which, when so executed and delivered, will be deemed to be an original, and taken together, will constitute one and the same instrument.
Please indicate your acceptance of the terms hereof by signing in the appropriate space below.

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Very truly yours, BANK OF AMERICA, N.A. By: Name: Title:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED By: Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS By: Name: Title: By: Name: Title:
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH By: Name: Title: By: Name: Title:
DEUTSCHE BANK SECURITIES INC. By: Name: Title: By: Name: Title:

J.P. MORGAN CHASE BANK, N.A. By: Name: Title:
J.P. MORGAN SECURITIES LLC By: Name: Title:

Accepted and agreed to as of
the date first written above:

BOYD GAMING CORPORATION

by
    Name: Josh Hirsberg
    Title: Senior Vice President,
Chief Financial Officer and
Treasurer
CREDIT SUISSE SECURITIES (USA) LLC

By:
    Name:
    Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
    Name:
    Title:
By:
    Name:
    Title:
Schedule A

	Target Senior Term Loan Facility	Target Bridge Facility
BofAML	$260,360,000	$113,907,500
DB	192,880,000	84,385,000
JPM	260,360,000	113,907,500
UBS	60,000,000	26,250,000
Credit Suisse	26,400,000	11,550,000
Total	$800,000,000	$350,000,000
Upon effectiveness of this letter agreement, the commitments under the Commitment Letter shall be as set forth in the table below.

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